SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 20, 2008 (June 17, 2008)

Date of Report (Date of earliest event reported)
Fedders Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813
(Address of principal executive offices, including zip code)
(908) 604-8686
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index

Item 2.01 Completion of Acquisition or Disposition of Assets
On June 19, 2008, Fedders Corporation (the “Company”) completed the sale of the assets and business of its indoor air quality business unit, including the assets of its Trion, Inc. and Envirco Corporation subsidiaries and the related operations in China, Germany and the United Kingdom, to Tomkins Industries, Inc. and certain of its affiliates (“Tomkins”), for approximately $25 million, subject to customary holdbacks and adjustments. The assets sold to Tomkins comprised substantially all of the assets used in the Company’s indoor air quality business unit, including property, plant and equipment, inventory, accounts receivable and intellectual property.

Item 8.01	Other Events
On June 17, 2008, the Company filed its unaudited monthly operating report as of and for the month ended April 30, 2008 (the “Monthly Report”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (In re: Fedders North America, Inc., et. al., Case No. 07-11176 (BLS)). A copy of the Monthly Report is attached hereto as Exhibit 99.1 and incorporated herein by such reference.
The Monthly Report was prepared solely for the purpose of complying with the monthly reporting requirements of, and in a format consistent with, the requirements of the Office of the United States Trustee for the United States Bankruptcy Court for the District of Delaware in connection with the bankruptcy proceedings. The information in the Monthly Report is subject to further review and potential adjustments. The Monthly Report has not been prepared in accordance with generally accepted accounting principles and has not been audited or reviewed by independent accountants. Moreover, the Monthly Report contains information for a period that is shorter or different from those contained in periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). While the Monthly Report provides current information for the period presented, as required by the Bankruptcy Court and applicable rules, it is prepared in a format different from the Company’s prior periodic reports filed with the SEC and, as a result, the Company believes it is extremely difficult to make apt or meaningful comparisons between the Monthly Report and the Company’s previous periodic reports on Forms 10-K and 10-Q.
The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The information set forth in the Monthly Report should not be viewed as representative of the Company’s expected operating results for future periods. Readers should also note that the Monthly Report sets forth that the Company’s equity has no book value. The Company has previously disclosed and again advises readers that the Company currently does not expect that there will be any distribution in the pending bankruptcy cases to the Company’s shareholders on account of their equity interests.
Under the Exchange Act, the SEC issued Exchange Act release 9660 providing guidance for Exchange Act reporting companies in bankruptcy. Consistent with that release and as the Company has previously disclosed, in light of limitations on the Company’s liquidity and personnel, the Company is unable to continue filing periodic reports under the Exchange Act without unreasonable effort and expense because (i) the Company’s regular accounting staff has been reduced as a result of the bankruptcy filing and (ii) the cost of having an independent registered public accounting firm perform the requisite reviews and audits coupled with the cost of complying with the requirements of the Sarbanes-Oxley Act of 2002 is prohibitive. As a result and also as the Company has previously disclosed, the Company hereafter intends to file with the SEC, under cover of current reports on Form 8-K, in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of the Company’s monthly operating reports required to be submitted to the Bankruptcy Court. In accordance with General Instructions B.2 and B.6 of Form 8-K, the Monthly Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing. The information set forth in this Item 8 also will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and the Monthly Report may include certain forward-looking statements within the meaning of the Exchange Act and the Securities Act. Such statements are subject to various risks and uncertainties previously described in the Company’s periodic reports on Forms 10-K, 10-Q and 8-K as filed with the SEC, and certain assumptions regarding the Company’s reorganization under the auspices of the Bankruptcy Court. These statements, therefore, are subject to significant business, judicial, economic and competitive risks, uncertainties and potential contingencies, including as described in this Monthly Report, many of which are beyond the Company’s control. Consequently, such statements should not be deemed to be representations or warranties by the Company regarding the realization of these matters. Actual results may differ materially from the results contemplated in any forward-looking statement. The results of the Company’s reorganization and any possible distributions are subject to various material factors, including, without limitation: matters affecting the timing and amounts of expected distributions to the Company’s creditors, the Company’s ability to obtain court approval with respect to various motions before the Bankruptcy Court or to confirm a plan of reorganization or liquidation or uncertainties caused by third party motions, the ability of the Company to maximize asset value and to control expenses, and potential adverse developments with respect to the Company’s business and activities. These and other factors, including the terms of any reorganization plan ultimately approved by the Bankruptcy Court, can affect the value of the various pre-petition liabilities of the Company and of the Company’s equity securities and accordingly, the Company urges interested parties reviewing this report to exercise appropriate caution with respect to existing or future investments in any such liabilities or securities or the use of any such reports for these purposes.
The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1	Monthly Operating Report as of and for the month ended April 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION
Dated: June 20, 2008	By:	/s/ Kent E. Hansen
		Name:	Kent E. Hansen
		Title:	Executive Vice President

Index to Exhibits
Exhibits
Exhibit 99.1 Monthly Operating Report as of and for the month ended April 30, 2008